UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 ________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2016
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UNDER ARMOUR, INC.
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Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On January 22, 2016, Under Armour, Inc. (the “Company”) amended its existing Credit Agreement, dated May 29, 2014, as amended by Amendment No. 1, dated March 17, 2015, by and among the Company as borrower, JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”) and the other lenders party thereto (the “Credit Agreement”). The second amendment to the Credit Agreement (the “Amendment” or “Amendment No. 2”) increased revolving credit facility commitments available under the Credit Agreement from $800.0 million to $1.25 billion. Simultaneously with entering into the Amendment, the Company borrowed $138.75 million under the revolving credit facility to repay in full the balance of the $150.0 million term loan borrowing originally borrowed in March 2015. Following Amendment No. 2 and the related repayment, the Company has $515.0 million of revolving credit loans and $211.3 million of term loans outstanding under the Credit Agreement, as amended. The Amendment also extended the term of the revolving credit facility and the remaining outstanding term loans under the Credit Agreement from May 29, 2019 to January 22, 2021.

Under the Amendment, revolving and/or term loan borrowings may be increased by up to $300.0 million in aggregate, subject to certain conditions as set forth in the Credit Agreement, as amended. Incremental borrowings are uncommitted and the availability thereof will depend on market conditions at the time the Company seeks to incur such borrowings.

The other material terms of the Credit Agreement, as amended, remain unchanged, including but not limited to commitment fees, interest rates, covenants and events of default.

In the ordinary course of their business, the financial institutions party to the Amendment and certain of their affiliates have in the past and/or may in the future engage in investment and commercial banking or other transactions of a financial nature with the Company or its affiliates, including the provision of certain advisory services and the making of loans to the Company and its affiliates in the ordinary course of their business for which they will receive customary fees or expenses.

The foregoing does not constitute a complete summary of the terms of Amendment No. 2 or the Credit Agreement and reference is made to the complete text of Amendment No. 2, which is filed as Exhibit 10.01 hereto and incorporated by reference herein, Amendment No. 1, which is filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 17, 2015, and the Credit Agreement, which is filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 2, 2014 and incorporated by reference herein.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference to this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Exhibit

10.01	Amendment No. 2, dated as of January 22, 2016, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto, to the Credit Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: January 22, 2016	By:	/s/ John P. Stanton
John P. Stanton
Senior Vice President, General Counsel & Secretary